UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 5, 2008

AMS HEALTH SCIENCES, INC. (Exact name of registrant as specified in its charter)
OKLAHOMA (State or other jurisdiction of incorporation)	001−13343 (Commission File Number)	73-1323256 (I.R.S. Employer Identification No.)

711 NE 39th Street, Oklahoma City, OK (Address of principal executive offices)	73105 (Zip Code)
Registrant’s telephone number, including area code: (405) 842-0131

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.03	Bankruptcy or Receivership

 On February 4, 2008 the Company mailed a notice from the United States Bankruptcy Court, Western District of Oklahoma, to all of the common stock shareholders of record of AMS Health Sciences, Inc., notifying them of the potential disposition of their stock under the Company’s plan of reorganization as a result of their Chapter 11 Bankruptcy filing of December 27, 2007.

Item 9.01	Financial Statements and Exhibits.

Exhibits:
99.1 Letter from the United States Bankruptcy Court, Western District of Oklahoma to the common stock shareholders of AMS Health Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMS HEALTH SCIENCES, INC.
(Registrant)

Date: February 8, 2008	By:/s/ Jerry W. Grizzle
Jerry W. Grizzle
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Letter from the United States Bankruptcy Court, Western District of Oklahoma to the common stock shareholders of AMS Health Sciences, Inc.